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Exhibit 10.7

AMENDMENT NO. 4

        AMENDMENT NO. 4, dated as of June 30, 2004 (this "Amendment"), to the Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"), by and among NC CAPITAL CORPORATION ("NC Capital"), NEW CENTURY MORTGAGE CORPORATION ("New Century"), NC RESIDUAL II CORPORATION ("NCRII", together with NC Capital and New Century, collectively, the "Borrowers", each, a "Borrower"), MORGAN STANLEY BANK ("MSB") and MORGAN STANLEY MORTGAGE CAPITAL INC. ("MSMCI") (MSMCI, in its capacity as a lender, together with MSB, collectively, the "Lenders", and in its capacity as agent for the Lenders, together with any successors and assigns, the "Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

        The Existing Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Lenders have agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

        The Borrowers, the Lenders and the Agent have agreed that, subject to the terms and conditions hereof, from and including the Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended to: (i) delete the pricing option provided by "Option One", (ii) increase the Collateral Value sublimits applicable to Second Lien Mortgage Loans, HELOC Loans and Mortgage Loans secured by condominiums and non-owner occupied properties, (iii) delete the Collateral Value sublimit applicable to Sub-prime Mortgage Loans and (iv) make permanent the increase to $2,000,000,000 of the aggregate Commitment of the Lenders, which was temporarily effected by that certain Amendment No. 1 and Joinder, dated as of May 21, 2004.

        Accordingly, the parties hereto hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

        SECTION 1.    Amendments.

        (a)   The definition of "Applicable Collateral Percentage" set forth in Section 1.01 of the Existing Loan Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "'Applicable Collateral Percentage' shall mean, except as may be reduced pursuant to Section 11.15 hereof, for any date of determination and each type of Eligible Mortgage Loan, the applicable collateral percentage specified in the table below:

Type of Eligible Mortgage Loan	Applicable Collateral Percentage
Unseasoned Mortgage Loan	97%
Second Lien Mortgage Loan	97%
30+ Delinquent Mortgage Loan	85%
60+ Delinquent Mortgage Loan	75%
Wet-Ink Mortgage Loan	97%
Defaulted Mortgage Loan	the applicable BPO Percentage
Discretionary Mortgage Loan	the applicable percentage specified by the Agent one (1) Business Day prior to the applicable Funding Date"

        (b)   The definition of "Applicable Margin" set forth in Section 1.01 of the Existing Loan Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

          "'Applicable Margin' shall mean the sum of the weighted average of the applicable rates per annum for each type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans. For each type of Eligible Mortgage Loan, the applicable rate shall be equal to the product of (x) a fraction equal to (1) the Collateral Value of all Eligible Mortgage Loans of such type, divided by (2) the Collateral Value of all Eligible Mortgage Loans, and (y) the applicable margin specified in the table below:

Type of Eligible Mortgage Loan	Applicable Margin
Unseasoned Mortgage Loan	0.70%
Second Lien Mortgage Loan	0.70%
30+ Delinquent Mortgage Loan	1.00%
60+ Delinquent Mortgage Loan	1.00%
Defaulted Mortgage Loan	1.45%
Wet-Ink Mortgage Loan	0.70%
Discretionary Mortgage Loan	the applicable percentage specified by the Agent one (1) Business Day prior to the applicable Funding Date"

        (c)   The definition of "Collateral Value" set forth in Section 1.01 of the Existing Loan Agreement is hereby amended as follows:

          "'Collateral Value' shall mean, with respect to each Eligible Mortgage Loan, the lesser of (x) the product of (i) the Market Value of such Eligible Mortgage Loan, and (ii) the Applicable Collateral Percentage for such Eligible Mortgage Loan, and (y) 100% of the unpaid principal balance of such Eligible Mortgage Loan; provided,

          (a)   that the following additional limitations shall apply:

            (i)    [Reserved];

            (ii)   [Reserved];

            (iii)  the aggregate unpaid principal balance of the Second Lien Mortgage Loans shall not exceed $140,000,000;

            (iv)  the aggregate unpaid principal balance of the HELOC Mortgage Loans shall not exceed $140,000,000;

            (v)   the aggregate unpaid principal balance of the 30+ Delinquent Mortgage Loans shall not exceed $30,000,000;

            (vi)  the aggregate unpaid principal balance of the 60+ Delinquent Mortgage Loans shall not exceed $20,000,000;

            (vii) the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of Qualified Manufactured Housing (as defined in Part III of Schedule 1 hereto) shall not exceed $40,000,000;

            (viii)   the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties consisting of condominiums shall not exceed $60,000,000;

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            (ix)  the aggregate unpaid principal balance of the Mortgage Loans that are secured by Mortgaged Properties which are non-owner occupied shall not exceed $60,000,000;

            (x)   [Reserved];

            (xi)  the aggregate unpaid principal balance of the Defaulted Mortgage Loans shall not exceed $10,000,000;

            (xii) the aggregate unpaid principal balance of the Discretionary Mortgage Loans shall not exceed 10% of the aggregate outstanding principal balance of the Loans;

            (xiii)   the aggregate unpaid principal balance of the Wet-Ink Mortgage Loans included shall not exceed $200,000,000; and

            (xiv) the aggregate unpaid principal balance of all Mortgage Loans secured by a first mortgage lien on a Mortgaged Property that has an LTV greater than 95% and equal to or less than 100% shall at no time exceed 3% of the aggregate outstanding principal balance of the Loans; and

          (b)   that the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

            (i)    in respect of which there is a breach of any representation or warranty set forth on Schedule 1 hereto (assuming each representation and warranty is made as of the date the Collateral Value thereof is determined);

            (ii)   which ceases to be an Eligible Mortgage Loan for any reason;

            (iii)  which is a Nine-Day Aged Wet-Ink Mortgage Loan;

            (iv)  with respect to each Mortgage Loan, for so long as such Mortgage Loan is a Wet-Ink Mortgage Loan, as to which the Agent or the Custodian shall have notified the Borrowers that the Custodian shall have transferred an amount greater than $1,000,000 to a single settlement location on a Funding Date, unless consented to by the Agent;

            (v)   for which any Mortgage Loan Documents have been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 15 days;

            (vi)  which is secured by a first mortgage lien on a Mortgaged Property that has an LTV greater than 95% and equal to or less than 100% and has a FICO score less than 600;

            (vii) which exceeds any limitation set forth in clause (a) above."

          (d)   The definition of "Maximum Credit" set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following definition:

          "'Maximum Credit' shall mean $2,000,000,000, as reduced in accordance with Section 2.01 hereof."

          (e)   The definition of "Option One" set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted it in its entirety.

          (f)    The definition of "Option Two" set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.

          (g)   The definition of "Sub-prime Mortgage Loan" set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety.

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          (h)   Section 2.03(a) of the Existing Loan Agreement is hereby amended by deleting the second sentence therefrom and inserting the following sentence in lieu thereof:

          "Such request for borrowing shall (i) attach a schedule identifying the Eligible Mortgage Loans that the Borrowers propose to pledge to the Agent, for the ratable benefit of the Lenders, and which are to be included in the Borrowing Base in connection with such borrowing, (ii) specify the requested Funding Date and the amount requested to be borrowed, (iii) be accompanied by a Mortgage Loan Data File containing information with respect to the Eligible Mortgage Loans that the Borrowers propose to pledge to the Agent, for the ratable benefit of the Lenders, and to be included in the Borrowing Base in connection with such borrowing, and (iv) attach an officer's certificate signed by a Responsible Officer of each applicable Borrower as required by Section 5.02(b) hereof."

            (i)    Schedule 1 to the Existing Loan Agreement is hereby amended by changing the minimum FICO score specified in the "LTV; CLTV" provision set forth in Part I, clause (t) thereof from "620" to "600".

            (j)    Schedule 4 to the Existing Loan Agreement is hereby deleted in its entirety and replaced by the Schedule 4 attached hereto.

        SECTION 2.    Facility Increase Fee.

        The Borrowers agree to pay to the Agent for the account of the Lenders, on or prior to the Amendment Effective Date (as defined below), a facility fee in respect of the increased Commitment equal to $729,167 (the "Facility Increase Fee"), such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the account of the Agent set forth in Section 3.01(a) of the Loan Agreement.

        SECTION 3.    Conditions Precedent. This Amendment shall become effective on the first date (the "Amendment Effective Date") that all of the following conditions precedent shall have been satisfied:

        3.1    Delivered Documents.    On the Amendment Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

          (a)    Amendment.    This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Guarantor, the Lenders and the Agent;

          (b)    Secretary's Certificate of each Borrower.    A certificate of the Secretary or Assistant Secretary of each Borrower, substantially in the form of Exhibit A hereto, dated as of the date hereof, and

            (i)    attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Borrower in the jurisdiction of its organization,

            (ii)   attaching a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each Borrower authorizing (A) the execution, delivery and performance of this Amendment, and (B) the borrowings contemplated under the Loan Agreement,

            (iii)  certifying that there have been no changes to any of the organizational documents of any Borrower since such documents were last delivered to the Agent under the Existing Loan Agreement, and

            (iv)  certifying as to the incumbency and specimen signature of each officer executing this Amendment;

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          (c)    Legal Opinions.    Legal opinions of internal and outside counsel to the Borrowers; and

          (d)    Other Documents.    Such other documents as the Agent or counsel to the Agent may reasonably request.

        3.2    Consents, Licenses, Approvals, etc.    The Agent shall have received copies certified by the Borrowers of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrowers of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

        3.3    Facility Increase Fee.    The Agent shall have received the Facility Increase Fee as contemplated by Section 2 to this Amendment.

        3.4    No Default.    On the Amendment Effective Date, (i) each Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 4 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

        SECTION 4.    Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Lenders, as of the date hereof and as of the Amendment Effective Date, that it is in compliance with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article VI of the Loan Agreement.

        SECTION 5.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with its respective terms; provided, however, that upon the Amendment Effective Date each reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

        SECTION 6.    Guarantor's Continuing Obligations. Although consent of the Guarantor is not required, as a convenience to the parties, the Guarantor hereby acknowledges the modifications effected by this Amendment, and the Guarantor hereby affirms and confirms its obligations under the New Century Guaranty in respect the Loan Agreement.

        SECTION 7.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

        SECTION 8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

BORROWERS
NC CAPITAL CORPORATION
By:	/s/ KEVIN CLOYD Name: Kevin Cloyd Title: President
NEW CENTURY MORTGAGE CORPORATION
By:	/s/ KEVIN CLOYD Name: Kevin Cloyd Title: Executive Vice President
NC RESIDUAL II CORPORATION
By:	/s/ KEVIN CLOYD Name: Kevin Cloyd Title: Executive Vice President

MORGAN STANLEY MORTGAGE CAPITAL INC., as Agent and as a Lender
By:	/s/ ANDREW B. NEUBERGER Name: Andrew B. Neuberger Title: Vice President
MORGAN STANLEY BANK, as a Lender
By:	/s/ ANDREW B. NEUBERGER Name: Andrew B. Neuberger Title: Vice President

Acknowledged and agreed:

NEW CENTURY FINANCIAL CORPORATION,
as the Guarantor

By:	/s/ KEVIN CLOYD Name: Kevin Cloyd Title: Executive Vice President
By:	/s/ BRAD A. MORRICE Name: Brad A. Morrice Title: President

Schedule 4

LENDER COMMITMENTS

Lender	Commitment
Morgan Stanley Bank	$400,000,000
Morgan Stanley Mortgage Capital Inc.	$1,600,000,000
Total	$2,000,000,000

Exhibit A

FORM OF SECRETARY'S CERTIFICATE

        Pursuant to Section 3.1(b) of that certain Amendment No. 4, dated as of June 30, 2004 (the "Fourth Amendment"), to the Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Loan Agreement"; as amended by the Fourth Amendment and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the Loan Agreement), by and among NC Capital Corporation ("NC Capital"), New Century Mortgage Corporation ("New Century") and NC Residual II Corporation ("NCRII", together with NC Capital and New Century, collectively, the "Borrowers", each, a "Borrower"), Morgan Stanley Bank ("MSB") and Morgan Stanley Mortgage Capital Inc. ("MSMCI") (MSMCI, in its capacity as a lender, together with MSB, collectively, the "Lenders", and in its capacity as agent for the Lenders, together with any successors and assigns, the "Agent"), the undersigned hereby certifies on behalf of [NC Capital / New Century / NCRII] (the "Specified Borrower") as follows:

          (a)   Attached hereto as "Annex A" are original certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of the Specified Borrower in its jurisdiction of organization;

          (b)   Attached hereto as "Annex B" is a true, correct and complete copy of the resolutions of the Specified Borrower, together with any and all amendments thereto, authorizing the execution, delivery and performance of this Amendment and the borrowings contemplated thereunder, such resolutions having not been amended, modified, revoked or rescinded, and the same being in full force and effect in the attached form as of the date hereof;

          (c)   There have been no changes to any of the organizational documents of the Specified Borrower since such documents were last delivered to the Agent under the Existing Loan Agreement;

          (d)   The following named individuals are duly elected, qualified and acting officers of the Specified Borrower, each such individual holding the office(s) set forth opposite his respective name as of the date hereof, and the signatures set forth beside the respective name and title of said officers and authorized signatories are true, authentic signatures:

Name	Title	Signature

[SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, the undersigned has hereunto executed this Secretary's Certificate as of this      day of                         , 2004.

By:	Name: Title:

        The undersigned,                         , does hereby certify that he is the duly elected and presently incumbent                          of the Specified Borrower and in such capacity does hereby certify to the Agent that                          is the duly elected and presently incumbent Secretary of the Specified Borrower.

By:	Name: Title:

QuickLinks

  Exhibit 10.7
  Schedule 4
  Exhibit A